UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES AND EXCHANGE ACT OF 1934

October 21, 2004
Date of report (Date of earliest event reported)

ACCERIS COMMUNICATIONS INC.

(Exact Name of Registrant as Specified in its Charter)

FLORIDA

(State or Other Jurisdiction of
Incorporation or Organization)

0-17973	59-2291344
(Commission File No.)	(I.R.S. Employer Identification No.)

9775 Businesspark Avenue, San Diego, CA 92131
(Address of Principal Executive Offices and Zip Code)

(858) 547-5700
(Registrants Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

     Item 8.01       Other Events

     On October 21, 2004, Allan Silber, the Chairman of the Board of Directors (the “Board”) and Chief Executive Officer of Acceris Communications Inc., a Florida corporation (the “Company”), resigned as the Chairman of the Board effective immediately. Mr. James Meenan, who previously served as the Vice Chairman of the Board, was appointed by the Board as the new Chairman of the Board effective immediately. Mr. Meenan is not a member of the Company’s management. Mr. Silber will continue to serve as the Company’s Chief Executive Officer and a Board member.

     On October 26, 2004 the Company issued a press release announcing the foregoing change. A copy of this press release is attached as Exhibit 99.1 hereto.

Section 9 – Financial Statements and Exhibits

     Item 9.01       Financial Statements and Exhibits.

     (c)      Exhibits.

     99.1    Press Release dated October 26, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Acceris Communications Inc.

Date: October 26, 2004	By:	/s/ Gary M. Clifford Name: Gary M. Clifford Title: Chief Financial Officer and Vice President of Finance